Activity of Valuation Allowance for Deferred Tax Assets (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Valuation allowance at beginning of year	$ 82,125	$ 52,036
(Decrease) increase in valuation allowance as a result of Mergers and acquisitions, net		(4,563)
(Decrease) increase in valuation allowance as a result of current year operations	30,926	34,652
Valuation allowance at end of year	$ 113,051	$ 82,125